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                      UNITED STATES SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K / A
                                (AMENDMENT NO. 2)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 14, 2004
                                 (JUNE 30, 2004)

                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)

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
              LOUISIANA                       0-23383                        72-1395273
   (State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer Identification
           incorporation)                                                       No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)
                                 (337) 896-6664
              (Registrant's telephone number, including area code)
                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

This Amendment Number 2 on Form 8-K/A amends the Form 8-K of OMNI Energy Services Corp. ("OMNI") dated June 10, 2004 and filed with the Securities and Exchange Commission on June 10, 2004, as amended by Amendment Number 1 filed on June 14, 2004. That Form 8-K, as amended, related to OMNI's acquisition of Trussco, Inc. ("Trussco") and Trussco Properties, L.L.C. ("Trussco Properties") pursuant to Stock Purchase Agreements, dated as of May 26, 2004, which acquisitions were completed on June 30, 2004.

The purpose of this amendment is to provide the financial information required by Item 9.01(a) and 9.01(b) of Form 8-K, which information was excluded from the original filing in reliance upon former Item 7(a) of Form 8-K.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

The following items appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference:

Audited Financial Statements of Trussco, Inc.

  (i)      Report of Independent Accountants

  (ii)     Balance Sheets as of December 31, 2003 and 2002

  (iii)    Statements of Income for the Years Ended December 31, 2003 and 2002

  (iv)     Statements of Retained Earnings

  (v)      Statements of Cash Flows for the Years Ended December 31, 2003 and
           2002

  (vi)     Notes to Financial Statements

Unaudited Financial Statements of Trussco, Inc.

  (i)      Condensed Balance Sheets as of June 30, 2004 and June 30, 2003

  (ii)     Statements of Operations for the Six Months Ended June 30, 2004 and
           2003

  (iii)    Statements of Cash Flow for the Six Months Ended June 30, 2004 and
           2003

  (iv)     Notes to Unaudited Financial Statements

Audited Financial Statements of Trussco Properties, L.L.C.

  (i)      Report of Independent Accountants

  (ii)     Balance Sheets as of December 31, 2003 and 2002

  (iii)    Statements of Income for the Years Ended December 31, 2003 and 2002

  (iv)     Statements of Retained Earnings

  (v)      Statements of Cash Flows for the Years Ended December 31, 2003 and
           2002

  (vi)     Notes to Financial Statements

Unaudited Financial Statements of Trussco Properties, LLC

  (v)      Condensed Balance Sheets as of June 30, 2004 and June 30, 2003

  (vi)     Statements of Operations for the Six Months Ended June 30, 2004 and
           2003

  (vii)    Statements of Cash Flow for the Six Months Ended June 30, 2004 and
           2003

  (viii)   Notes to Unaudited Financial Statements

(b) PRO FORMA FINANCIAL INFORMATION

The following items appear as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference:

  (i)      Unaudited Pro Forma Condensed Combined Financial Statements Overview

  (ii) Unaudited Pro Forma Condensed Combined Statements of Operations for the Year Ended December 31, 2003 and the Six Months Ended June 30, 2004

  (iii)    Notes to Unaudited Pro Forma Condensed Combined Statements of
           Operations

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      (c) EXHIBITS.

          Exhibit
          Number          Description

          2.1* Stock Purchase and Sale Agreement (Employee-Shareholders) dated May 26, 2004, by and between OMNI and Trussco, Inc and Trussco Properties

          2.2* Stock Purchase and Sale Agreement (Non-Employee-Shareholders) dated May 26, 2004, by and between OMNI and Trussco, Inc. and Trussco Properties

          23.1            Consent of Independent Auditors

          99.1**          Press Release Dated May 27, 2004

          99.2            Financial Statements of Business Acquired

          99.3            Pro Forma Financial Information

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* Previously filed as an Exhibit to Amendment Number 1 on Form 8-K/A filed with the Commission on June 14, 2004.

**Previously filed as an Exhibit to the original report on Form 8-K filed with the Commission on June 10, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OMNI ENERGY SERVICES CORP.
Dated:  September 14, 2004

                                            By: /s/ Deborah C. DeRouen
                                               ---------------------------
                                                    Deborah C. DeRouen
                                                 Chief Accounting Officer
                                               (Principal Financial Officer)